SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C. 20549


                          FORM 8-K

                       CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE
                              ACT OF 1934

Date of Report            September 28, 2000
                    WILSON BROTHERS USA, INC.
   (Exact name of registrant as specified in its charter)

ILLINOIS                       1-3329                  36-
1971260
(STATE OR OTHER           (COMMISSION FILE NO.)    (IRS
EMPLOYER
JURISDICTION OF
IDENTIFICATION
NUMBER
ORGANIZATION)

                      902 South Main Street
                     Point Marion, PA 15474
                         (412) 725-5231
        (ADDRESS, INCLUDING ZIP CODE, AND
               TELPHONE NUMBER INCLUDING AREA
               CODE OF REGISTRATN'S
                  PRINCIPAL EXECUTIVE
                  OFFICES)

                         Not Applicable
(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST
                       REPORT)


ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING
ACCOUNTANT

(a) Previous independent accountants

(i) Effective September 28, 2000, the registrant dismissed Arthur Andersen LLP. A copy of the registrant's dismissal letter to Arthur Andersen LLP dated September 28, 2000 is filed as Exhibit 1.1 to this Form 8-K.

(ii) The reports of Arthur Andersen LLP on the financial statements for the fiscal years ended
December 31, 1996 and 1997 contained no adverse opinion or disclaimer of opinion and were not modified as to audit scope or accounting principle.
However, their reports for such years were modified as to uncertainty that the Registrant will continue as a going concern.

(iii) The decision to change accountants was approved by the Board of Directors.

(iv) In connection with its audits for the fiscal years ended December 31, 1996 and 1997, there have been no disagreements with Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Arthur Andersen LLP would have caused them to make reference thereto in their report on the financial statements for such years.

(v) The Registrant has requested Arthur Andersen LLP
to furnish it with a letter addressed to the SEC
stating whether or not it
agrees with the above statements.  A copy of such
letter, dated October 2, 2000, is filed as Exhibit
1.2 to this Form 8-K.
(d) New independent accountants
(2)  The Registrant engaged Pratt-Thomas, Gumb & Co.,
PA as its new independent accountants.  During the
two years ended December 31, 1996 and 1997, the
Registrant has not consulted with PrattThomas, Gumb &
Co., PA regarding either (1) the application of
accounting principles to a specified transaction,
either completed or proposed; or the type of audit
opinion that might be rendered on the registrant's
financial statements, and either a written report was
provided to the registrant or oral advice was
provided that Pratt-Thomas, Gumb & Co., PA concluded
was an important factor considered by the registrant
in reaching a decision as to the accounting, auditing
or financial reporting issue; or (2) any mater that
was either the subject of a disagreement, as that
item is defined in Item 304 (a) (1) (iv) of
Regulation S-K and the related instructions to Item
304 of Regulation S-K and the related instructions to
Item 304 of Regulation S-K, or a reportable event, as
that term is defined in Item 304 (a) (1) (v) of
Regulation S-K.
Exhibit 1.1    Registrant's letter dismissing Arthur
Andersen LLP.
Exhibit 1.2    Letter of response from Arthur
Andersen LLP to registrant's statements.
                     SIGNATURES
Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused
this report to be signed on its behalf by the
undersigned hereunto duly authorized.
                                   WILSON BROTHERS
USA, INC.
Date:  October 3, 2000             By:  /s/ Frank
Zanin, Chief
Financial Officer

Exhibit 1.1
                    Wilson Brothers USA, Inc
                         902
                     South Main
                     Point
                     Marion, PA
                     15474



9/28/00

Arthur Andersen
101 Eisenhower Parkway
Roseland, NJ  07068


Dear Hank Knipper:

We have engaged Pratt-Thomas, Gumb & Co., PA to audit our financial statements for 1998 and 1999, prepare our corporate tax returns, and provide other accounting assistance when necessary. In connection therewith, I am respectfully terminating our relationship with Arthur Andersen.

It has been our pleasure to work with you and Arthur
Andersen. I wish you the best of luck and hope that we may have the chance to work together again.



Very truly yours,





Frank Zanin, Chief
Financial Officer Wilson
Brothers USA, Inc




Exhibit 1.2









Office of the Chief
Accountant Securities
and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.   20549

October 2, 2000

Dear Sir/Madam:

We have read paragraphs 4a i, ii, iv and v included in
the Form 8K    dated September 28, 2000 of Wilson
Brothers USA, Inc. to be
filed with the Securities and Exchange Commission and are in agreement with the statements contained therein.

Very truly yours,


Arthur Andersen LLP

mb

cc:  Mr. Frank Zanin, Chief Financial Officer
      Wilson Brothers USA, Inc
_______________________________
PRACTICAL CONSIDERATIONS:

a
      This letter is not required; it is merely a
                   convenience. The
  introduction can be made orally by appropriate company
   officials if desired. It is advisable that this
                   letter be used
  if the client and predecessor are involved in serious disputes of any kind. If disputes do exist, the client may want to include a description of the relevant facts they made known to the successor.

b
  SAS No. 84 requires successor auditors to inquire about management integrity; disagreements with management about accounting principles, disclosures, or audit scope; communications to owners/managers regarding fraud, illegal acts, and internal control matters; and the predecessor's understanding of the reasons for the change. (See
LINK=*ATIGRB.QN6GMC.G9SGPE.XO7*Section 101
 .) The letter at CL-2c may be used to make these inquiries. In addition, successor auditors may also consider it helpful to obtain information about areas that required a significant amount of audit time or audit problems that arose from the condition of the accounting system or records. Successor auditors typically review or request copies of the prior year accountants' report on the financial statements, management letter (if one was issued), tax returns, trial balance, and journal entries.
  Depending on the circumstances, the successor may consider it necessary to review other workpapers or tax information.
LINK=*6U2G4U.96RYSM.QAEG8F.KE*Section 1803
 discusses the auditor's review of a predecessor's workpapers, including letters that successors and clients may be asked to sign before the predecessor grants access to workpapers.